Exhibit 99.2

UNAUDITED PRO FORMA CONSOLIDATED COMBINED FINANCIAL STATEMENTS

On February 9, 2023 (the “Closing Date”), Avalon GloboCare Corp. (the “Company”) entered into and closed an Amended and Restated Membership Interest Purchase Agreement (the “Amended MIPA”), by and among Avalon Laboratory Services, Inc., a wholly-owned subsidiary of the Company (the “Buyer”), SCBC Holdings LLC (the “Seller”), the Zoe Family Trust, Bryan Cox and Sarah Cox as individuals (each an “Owner” and collectively, the “Owners”), and Laboratory Services MSO, LLC. The Amended MIPA amends and restates, in its entirety, that certain Membership Interest Purchase Agreement, dated November 7, 2022 (the “Original MIPA”).

Pursuant to the terms and conditions set forth in the Amended MIPA, Buyer acquired from the Seller, forty percent (40%) of all the issued and outstanding equity interests of Laboratory Services MSO, LLC (the “Purchased Interests”), free and clear of all liens (the “Transaction”). The consideration paid by Buyer to Seller for the Purchased Interests consisted of $21,000,000, which comprised of (i) $9,000,000 in cash, (ii) $11,000,000 pursuant to the issuance of 11,000 shares of the Company’s newly designated Series B Convertible Preferred Stock (the “Series B Preferred Stock”), stated value $1,000 (the “Series B Stated Value”), and (iii) a $1,000,000 cash payment on February 9, 2024 (the “Anniversary Payment”). The Series B Preferred Stock will be convertible into shares of the Company’s common stock at a conversion price per share equal to $3.78 or an aggregate of 2,910,053 shares of the Company’s common stock and are subject to the Lock Up Period. The Seller is also eligible, under the terms set forth in the Amended MIPA, to receive certain earnout payments upon achievement of certain operating results, which may be comprised of up to $10,000,000 of which (x) up to $5,000,000 will be paid in cash and (y) up to $5,000,000 will be paid pursuant to the issuance of the number of shares of Company common stock valued at $5,000,000, calculated using the closing price of the Company’s common stock on December 31, 2023, rounded down to the nearest whole share (collectively, the “Earnout Payments”).

In addition, at any time during the period beginning on the Closing Date and ending on the date nine (9) months after the Closing Date, the Buyer, or its designated affiliates under the Amended MIPA, may purchase from the Seller twenty percent (20%) of the total issued and outstanding equity interests of Laboratory Services MSO, LLC for the purchase price of (i) $6,000,000 in cash and (ii) the issuance of an additional 4,000 shares of Series B Preferred Stock valued at $4,000,000, in accordance with the terms and conditions set forth in the Amended MIPA.

The following unaudited pro forma consolidated combined financial statements present the historical consolidated financial statements of Avalon GloboCare Corp. and Subsidiaries (“Avalon”) and the historical combined financial statements of Laboratory Services MSO, LLC and Affiliates (“Lab”), adjusted as if Avalon had acquired Lab.

The unaudited pro forma consolidated combined balance sheet combines the historical consolidated balance sheet of Avalon and the historical combined balance sheet of Lab as of December 31, 2022, giving effect to the acquisition as if they had been consummated on December 31, 2022. The unaudited pro forma consolidated combined statement of operations and comprehensive loss for the year ended December 31, 2022 combines the historical consolidated statement of operations and comprehensive loss of Avalon and the historical combined statement of income of Lab, giving effect to the acquisition as if they had been consummated on January 1, 2022, the beginning of the earliest period presented. The historical financial statements have been adjusted in the unaudited pro forma consolidated combined financial statements to give pro forma effect to events that are: (1) directly attributable to the acquisition; (2) factually supportable; and (3) with respect to the statement of operations, expected to have a continuing impact on Avalon’s results following the completion of the acquisition.

The unaudited pro forma consolidated combined financial statements have been developed from and should be read in conjunction with:

●	The accompanying notes to the unaudited pro forma consolidated combined financial statements;

●	The historical consolidated financial statements and related notes of Avalon as of December 31, 2022, and for the year ended December 31, 2022, as well as “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” included in Avalon’s Annual Report on Form 10-K for the year ended December 31, 2022, which were filed with the Securities and Exchange Commission; and

●	The historical combined financial statements of Lab as of December 31, 2022 and for the year ended December 31, 2022, which are contained elsewhere in this Form 8-K/A.

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED BALANCE SHEET

As of December 31, 2022

	Historical		Pro Forma
	Avalon GloboCare Corp.	Laboratory Services MSO, LLC	Pro Forma Adjustments				Pro Forma
	and Subsidiaries	and Affiliates	Dr.		Cr.		Combined

ASSETS

CURRENT ASSETS:
Cash	$1,990,910	$439,778	$-		$278	a	$2,430,410
Accounts receivable	-	4,088,069	-		-		4,088,069
Rent receivable	60,526	-	-		-		60,526
Rent receivable - related party	74,100	-	-		-		74,100
Other current assets	247,990	86,277	-		-		334,267

Total Current Assets	2,373,526	4,614,124	-		278		6,987,372

NON-CURRENT ASSETS:
Operating lease right-of-use assets, net	10,885	1,758,063	-		-		1,768,948
Finance lease right-of-use assets, net	-	291,419	-		-		291,419
Property and equipment, net	138,294	14,667	-		-		152,961
Investment in real estate, net	7,360,087	-	-		-		7,360,087
Equity method investment	485,008	-	-		-		485,008
Advances for equity interest purchase	8,999,722	-	-		8,999,722	a	-
Other non-current assets	384,383	-	-		-		384,383
Goodwill	-	-	20,135,023	a	-		20,135,023

Total Non-current Assets	17,378,379	2,064,149	20,135,023		8,999,722		30,577,829

Total Assets	$19,751,905	$6,678,273	$20,135,023		$9,000,000		$37,565,201

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$-	$573,395	$-		$-		$573,395
Accrued payroll liability	-	38,589	38,589	c	-		-
Accrued professional fees	1,673,411	-	-		950,000	b	2,623,411
Accrued research and development fees	838,001	-	-		-		838,001
Accrued payroll liability and directors’ compensation	223,722	-	-		38,589	c	262,311
Accrued litigation settlement	450,000	-	-		-		450,000
Estimated earnout liabilities	-	-	-		1,666,668	a	1,666,668
Accrued liabilities and other payables	283,234	-	-		1,000,000	a	1,283,234
Accrued liabilities and other payables - related parties	100,000	-	-		-		100,000
Operating lease obligation	11,437	229,874	-		-		241,311
Finance lease obligation	-	112,457	-		-		112,457

Total Current Liabilities	3,579,805	954,315	38,589		3,655,257		8,150,788

NON-CURRENT LIABILITIES:
Operating lease obligation - noncurrent portion	-	1,680,017	-		-		1,680,017
Finance lease obligation - noncurrent portion	-	178,962	-		-		178,962
Accrued litigation settlement - noncurrent portion	450,000	-	-		-		450,000
Note payable, net	4,563,152	-	-		-		4,563,152

Total Non-current Liabilities	5,013,152	1,858,979	-		-		6,872,131

Total Liabilities	8,592,957	2,813,294	38,589		3,655,257		15,022,919

SHAREHOLDERS’ EQUITY:
Preferred stock, $0.0001 par value; 10,000,000 shares authorized;
Series A Convertible Preferred Stock, $0.0001 par value; 9,000 shares issued and outstanding. Liquidation preference $9 million	9,000,000	-	-		-		9,000,000
Series B Convertible Preferred Stock, $0.0001 par value; 11,000 pro forma shares issued and outstanding. Liquidation preference $11 million	-	-	-		11,000,000	a	11,000,000
Common stock, $0.0001 par value; 490,000,000 shares authorized;
10,013,576 shares issued and 9,961,576 shares outstanding;
10,269,986 pro forma shares issued and 10,217,986 pro forma shares outstanding	1,005	-	-		26	a	1,031
Additional paid-in capital	65,949,723	-	-		1,333,308	a	67,283,031
Less: common stock held in treasury, at cost; 52,000 shares	(522,500)	-	-		-		(522,500)
Accumulated deficit	(63,062,721)	-	950,000	b	-		(64,012,721)
Member’s equity	-	3,864,979	3,864,979	a	-		-
Statutory reserve	6,578	-	-		-		6,578
Accumulated other comprehensive loss	(213,137)	-	-		-		(213,137)

Total shareholders’ equity	11,158,948	3,864,979	4,814,979		12,333,334		22,542,282

Total Liabilities and Shareholders’ Equity	$19,751,905	$6,678,273	$4,853,568		$15,988,591		$37,565,201

AVALON GLOBOCARE CORP. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONSOLIDATED COMBINED STATEMENT OF OPERATIONS
AND COMPREHENSIVE (LOSS) INCOME

Year Ended December 31, 2022

	Historical		Pro Forma
	Avalon GloboCare Corp.	Laboratory Services MSO, LLC	Pro Forma Adjustments				Pro Forma
	and Subsidiaries	and Affiliates	Dr.		Cr.		Combined

REVENUES
Real property rental	$1,202,169	$-	$-		$-		$1,202,169
Testing services	-	14,689,747	-		-		14,689,747
Total Revenues	1,202,169	14,689,747	-		-		15,891,916

COSTS AND EXPENSES
Real property operating expenses	929,441	-	-		-		929,441
Testing services	-	6,612,268	-		-		6,612,268
Total Costs and Expenses	929,441	6,612,268	-		-		7,541,709

GROSS PROFIT
Real property operating income	272,728	-	-		-		272,728
Gross profit from testing services	-	8,077,479	-		-		8,077,479
Total Gross Profit	272,728	8,077,479	-		-		8,350,207

OTHER OPERATING EXPENSES:
Advertising and marketing	1,325,313	-	65,036	a	-		1,390,349
Selling and marketing	-	1,344,552	-		1,344,552	a	-
Professional fees	2,909,652	714,662	-		-		3,624,314
Compensation and related benefits	1,863,188	-	-		-		1,863,188
Research and development expenses	731,328	-	-		-		731,328
Litigation settlement	1,350,000	-	-		-		1,350,000
Selling	-	-	1,279,516	a	-		1,279,516
Amortization	-	-	-		-		-
Other general and administrative	886,142	296,704	-		-		1,182,846

Total Other Operating Expenses	9,065,623	2,355,918	1,344,552		1,344,552		11,421,541

(LOSS) INCOME FROM OPERATIONS	(8,792,895)	5,721,561	(1,344,552)		(1,344,552)		(3,071,334)

OTHER (EXPENSE) INCOME
Interest expense - amortization of debt discount and debt issuance cost	(3,310,684)	-	-		-		(3,310,684)
Interest expense - other	(185,751)	(4,967)	-		-		(190,718)
Interest expense - related party	(79,898)	-	-		-		(79,898)
Conversion inducement expense	(344,264)	-	-		-		(344,264)
Loss from equity method investment	(41,863)	-	-		-		(41,863)
Change in fair value of derivative liability	600,749	-	-		-		600,749
Employee Retention Tax Credit	-	609,634	-		-		609,634
Interest income	-	3,262	-		-		3,262
Other income	223,759	13,643	-		-		237,402

Total Other (Expense) Income, net	(3,137,952)	621,572	-		-		(2,516,380)

(LOSS) INCOME BEFORE INCOME TAXES	(11,930,847)	6,343,133	(1,344,552)		(1,344,552)		(5,587,714)

INCOME TAXES	-	-	-		-		-

NET (LOSS) INCOME	$(11,930,847)	$6,343,133	$(1,344,552)		$(1,344,552)		$(5,587,714)

LESS: NET INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	-	3,805,880	-		-		3,805,880

NET (LOSS) INCOME ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(11,930,847)	$2,537,253	$(1,344,552)		$(1,344,552)		$(9,393,594)

COMPREHENSIVE (LOSS) INCOME:
NET (LOSS) INCOME	$(11,930,847)	$6,343,133	$(1,344,552)		$(1,344,552)		$(5,587,714)
OTHER COMPREHENSIVE LOSS
Unrealized foreign currency translation loss	(47,871)	-	-		-		(47,871)
COMPREHENSIVE (LOSS) INCOME	(11,978,718)	6,343,133	(1,344,552)		(1,344,552)		(5,635,585)
LESS: COMPREHENSIVE INCOME ATTRIBUTABLE TO NON-CONTROLLING INTEREST	-	3,805,880	-		-		3,805,880
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO AVALON GLOBOCARE CORP. COMMON SHAREHOLDERS	$(11,978,718)	$2,537,253	$(1,344,552)		$(1,344,552)		$(9,441,465)

NET LOSS PER COMMON SHARE:
Basic and diluted	$(1.28)						$(0.98	) b

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	9,328,609						9,585,019

[1] Basis of Pro Forma Presentation

The unaudited pro forma consolidated combined financial statements have been prepared assuming the acquisition is accounted for as a business combination using the acquisition method of accounting under Financial Accounting Standards Board (“FASB”) ASC 805, Business Combinations (“ASC 805”). For business combinations under ASC 805, acquisition-related transaction costs are not included as a component of consideration transferred but are accounted for as expenses in the periods in which such costs are incurred. Acquisition-related transaction costs include advisory, legal, accounting fee and others.

The unaudited pro forma consolidated combined financial statements reflect adjustments, based on available information and certain assumptions that Avalon believes are reasonable, attributable to the following:

●	The acquisition of Lab, which will be accounted for as a business combination, with Avalon identified as the acquirer, and the issuance of shares of Avalon preferred stock as a portion of acquisition consideration. Avalon is considered the accounting acquirer since immediately following the closing: (i) Avalon stockholders will own a majority of the voting rights of the combined company; (ii) Avalon will designate the initial members of the board of directors of the combined company; (iii) Avalon’s senior management will hold the key positions in senior management of the combined company; and (iv) Avalon will continue to maintain its corporate headquarters in Freehold, New Jersey. Lab will continue to maintain operations in Costa Mesa, California;

●	Adjustments to conform the classification of certain assets and liabilities in Lab’s historical combined balance sheet to Avalon’s classification for similar assets and liabilities;

●	Adjustments to conform the classification of expenses in Lab’s historical combined statement of income to Avalon’s classification for similar expenses; and

●	The incurrence of acquisition-related expenses.

The pro forma adjustments represent management’s estimates based on information available as of the date of this filing and are subject to change as additional information becomes available and additional analyses are performed. The pro forma financial statements are provided for illustrative purposes only and are not intended to represent what Avalon’s financial position or results of operations would have been had the acquisition actually been consummated on the assumed dates nor do they purport to project the future operating results or financial position of Avalon following the acquisition. The pro forma financial statements do not reflect future events that may occur after the acquisition, including, but not limited to, the anticipated realization of ongoing savings from potential operating efficiencies, cost savings, or economies of scale that Avalon may achieve with respect to the combined operations. Specifically, the pro forma statements of operations do not include the synergies expected to be achieved as a result of the acquisition and any associated costs that may be incurred to achieve the identified synergies. Additionally, Avalon cannot assure that additional charges will not be incurred in excess of those included in the pro forma additional legal, accounting, and advisory fees of $950,000 related to the acquisition, Avalon’s efforts to achieve operational synergies, or that management will be successful in its efforts to integrate the operations. The pro forma statement of operations also excludes the effects of costs associated with any restructuring and integration activities that may result from the acquisition. Further, the pro forma financial statements do not reflect the effect of any regulatory actions that may impact the results of Avalon following the acquisition.

Assumptions and estimates underlying the pro forma adjustments are described in the accompanying notes, which should be read in conjunction with the unaudited pro forma consolidated combined financial statements. In Avalon’s opinion, all adjustments that are necessary to present fairly the pro forma information have been made. The historical financial statements have been adjusted in the unaudited pro forma consolidated combined financial statements to give effect to the acquisition. These adjustments are directly attributable to the acquisition, factually supportable and, with respect to the unaudited pro forma consolidated combined statements of operations, expected to have a continuing impact on Avalon following the acquisition.

[2] Pro Forma Adjustments and Assumptions

Pro Forma Adjustments to the Consolidated Balance Sheet at December 31, 2022:

a.	Reflects the issuance of 11,000 shares of Avalon series B convertible preferred stock at a stated value of $1,000 per share and the issuance of 256,410 shares of Avalon common stock at a price of $5.20 per share (which was the closing price of the Avalon common stock at December 31, 2022) as a portion of estimated earnout liabilities consideration for acquisition of Lab and adjustments to state Lab’s assets acquired and liabilities assumed at fair value. A summary of the consideration paid and the preliminary fair value of the assets acquired and liabilities assumed is as follows:

Preliminary consideration:
Cash	$9,000,000
Value of Avalon series B preferred stock issued to Lab member	11,000,000
Payable	1,000,000
Estimated earnout liabilities	3,000,002
Total consideration	$24,000,002

Preliminary fair value of assets acquired:
Current assets
Cash	$439,778
Accounts receivable	4,088,069
Other current assets	86,277
Non-current assets
Operating lease right-of-use assets, net	1,758,063
Finance lease right-of-use assets, net	291,419
Property and equipment, net	14,667
Goodwill	20,135,023
Total preliminary fair value of assets acquired	$26,813,296
Preliminary fair value of liabilities assumed:
Current liabilities
Accounts payable	$(573,395)
Accrued payroll liability	(38,589)
Operating lease obligation	(229,874)
Finance lease obligation	(112,457)
Non-current liabilities
Operating lease obligation - noncurrent portion	(1,680,017)
Finance lease obligation - noncurrent portion	(178,962)
Total preliminary fair value of liabilities assumed	$(2,813,294)
Net Assets acquired and liabilities assumed	$24,000,002

The acquisition consideration is allocated to the acquired assets and assumed liabilities based on their estimated fair values, and any excess is allocated to goodwill. The purchase price exceeded the fair value of net assets acquired by $20,135,023. The Company allocated the $20,135,023 excess to goodwill.

b.	Represents the accrual of $950,000 in estimated legal, accounting, and advisory fees that are payable as a result of the acquisition of Lab, which were not reflected in either Avalon’s or Lab’s historical financial statements.

c.	Represents the reclassification of accrued payroll liability into accrued payroll liability and directors’ compensation.

Pro Forma Adjustments to the Consolidated Statement of Operations and Comprehensive (Loss) Income for the Year Ended December 31, 2022:

a.	Represents a reclassification of selling and marketing expense into selling expense, and advertising and marketing expense.

b.	The pro forma basic and diluted net loss per common share was computed by dividing pro forma net loss attributable to Avalon by the historical weighted average number of shares of common stock outstanding after giving effect to the issuance of 256,410 shares of Avalon common stock at $5.20 per share (the closing share price at December 31, 2022) in connection with the acquisition of Lab, as if the issuance had been completed on January 1, 2022.

[3] Unaudited Pro Forma Adjustment Reflects the Following Two Transactions:

Transaction 1:

Goodwill	20,135,023
Member’s equity	3,864,979
Advances for equity interest purchase		9,000,000
Payable		1,000,000
Estimated earnout liabilities		1,666,668
Series B convertible preferred stock		11,000,000
Common stock		26
Additional paid-in capital		1,333,308

The transaction reflects (i) the elimination of Lab’s historical equity balances; (ii) the issuance of 256,410 shares of Avalon common stock at a price of $5.20 per share (closing price at December 31, 2022) as a portion of estimated earnout liabilities consideration for acquisition of Lab; (iii) and acquisition consideration exceeded the fair value of net assets acquired by $20,135,023, which the Company allocated to goodwill.

Transaction 2:

Accumulated deficit	950,000
Accrued professional fee		950,000

To accrue $950,000 estimated additional legal, accounting, and advisory fees that are payable as a result of the acquisition of Lab, which were not reflected in either Avalon’s or Lab’s historical financial statements.